Supplement, dated May 21, 2008
to Prospectus, dated May 1, 2008

SUPPLEMENT
MUTUAL OF AMERICA INSTITUTIONAL FUNDS

On page 9 of the Prospectus, dated May 1, 2008, under the table with the heading "Annual Fees and Expenses", the second asterisk appearing after the words "Shareholder Fees" is hereby deleted, leaving a single asterisk. The single asterisk that remains refers to the corresponding note indicated with a single asterisk that appears below the table.